Exhibit 10.38

CONFIDENTIAL

SECOND AMENDMENT TO ENGAGEMENT LETTER

This Second Amendment to the Engagement Letter (the “Second Amendment”) is made as of August     , 2013, by and between Walker Digital LLC, a Delaware limited liability company, located at 2 High Ridge Park, Stamford, CT 06905 (the “Company”) and IP Navigation Group LLC, a Texas limited liability company, located at Chateau Plaza, 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201 (“IPNav”) (each a “Party” and collectively the “Parties”).

WHEREAS, the Company and IPNav are parties to that certain Engagement Letter dated January 24, 2011 (the “Engagement Letter”);

WHEREAS, the Parties amended the Engagement Letter in certain respects in the amendment to Engagement Letter dated August 8, 2012 (the “First Amendment”);

WHEREAS, the Company is negotiating an agreement pursuant to which the Company shall merge with a wholly-owned subsidiary of GlobalOptions Group, Inc. (the “Transaction”);

WHEREAS, upon closing of the Transaction, IPNav shall be granted 1,445,000 restricted shares of Common Stock $0.001 par value per share of GlobalOptions Group, Inc., pursuant to that certain Restricted Stock Agreement between GlobalOptions Group, Inc. and IPNav; and

WHEREAS, in anticipation of the Transaction, the Parties seek a second amendment to the Engagement Letter as set forth herein.

NOW THEREFORE, this Second Amendment shall amend the Engagement Letter and supersede terms of the First Amendment (to the extent the terms of this Second Amendment conflict with the terms of the First Amendment) as follows, effective as of the closing of the Transaction (the “Effective Date”):

1.	Capitalized terms shall have the meaning set forth in the Engagement Letter and the First Amendment unless otherwise defined herein.

2.	The parties agree and acknowledge that Walker Digital Holdings, LLC and GlobalOptions Group, Inc. (to be renamed “Patent Properties, Inc.”) are successors to the Company and that IPNav shall hereinafter provide services to such successors, and further that such successors shall be bound by the Engagement Letter.

3.	Section 2.1 of the Engagement Letter, as amended by the First Amendment, is hereby amended further such that reference to the twenty-two and one half percent (22.5%) IPNav Fee shall be fifteen percent (15%) as of the Effective Date of this Second Amendment.

CONFIDENTIAL

4.	Section 2.2(A) of the Engagement Letter, as amended by the First Amendment, is hereby amended further such that reference to the twenty-two and one half percent (22.5%) Major Transaction Fee shall be fifteen percent (15%) as of the Effective Date of this Second Amendment.

5.	Section 2.2 is hereby further amended by inserting a new sub-section C, as follows:

“A Major Transaction shall not include the Transaction between the Company and GlobalOptions Group, Inc. and any corporate re-organization of the Company related to the Transaction, in which control of the Company does not change.”

6.	The Parties hereby agree that the modifications to the IPNav Fee and the Gross Major Transaction Fee, as set forth herein, shall apply with respect to Gross Consideration and Gross Major Transaction Consideration collected on or after the Effective Date and continuing throughout the Term of the Engagement Letter. If the Transaction does not close, this Second Amendment shall not become effective and the amended terms set forth herein shall have no force or effect.

7.	Except as set forth herein, and as previously amended, all terms and conditions of the Engagement Letter and the First Amendment shall remain in full force and effect.

Signature page follows…

CONFIDENTIAL

In Witness Whereof, the Parties have caused this Second Amendment to be effective as of the Effective Date by their respective duly authorized representatives.

Walker Digital, LLC		IP Navigation Group, LLC

By:		By:

Name:	Jon Ellenthal	Name:	Erich Spangenberg

Title:	Authorized Person	Title:	Chairman

Walker Digital Holdings, LLC		GlobalOptionsGroup, Inc.

By:		By:

Name:	Jon Ellenthal	Name:

Title:	Authorized Person	Title:	Authorized Person
[To Be Executed Immediately After the Effective Time]